UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

GOOD WORKS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39126	85-1614529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

4265 San Felipe, Suite 603

Houston, Texas

(Address of principal executive offices)

(713) 468-2717

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	GWAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On June 14, 2021, Good Works Acquisition Corp., a Delaware corporation (the “Company”) management, in consultation with its audit committee (the “Audit Committee”), concluded that it was appropriate to restate (i) the Company’s previously issued audited financial statements as of December 31, 2020, and for the period from June 24, 2020 (inception) through December 31, 2020, which were included in the Company’s Annual Report on Form 10-K, originally filed with the SEC on February 17, 2021 and as previously amended on May 7, 2021; and (ii) the Company’s previously issued unaudited financial statements as of March 31, 2021, and for the three months ended March 31, 2021, which were included in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on May 7, 2021. Considering such restatements, the Company concluded that such previously issued financial statements should no longer be relied upon. The Company will file: (i) a second amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from June 24, 2020 (inception) through December 31, 2020, and (ii) an amendment to its Quarterly Report on Form 10-Q as of March 31, 2021 and for the three months ended March 31, 2021, each of which will include the restated audited financial statements for such periods.

The restatement relates to the Company’s reevaluation of the accounting treatment of the 8,500,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering and reclassification of amounts related to redeemable shares to temporary equity. Previously, the Public Warrants were reflected as liabilities as opposed to a component of stockholders’ equity on the balance sheet as of December 31, 2020 and as of March 31, 2021, based on the Company’s application of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”). The Company is capitalized as a single class of common stock, accordingly, a qualifying cash tender offer of more than 50% of the common stock will always result in a change-in-control, and in accordance with ASC 815-40-55-3, this would not preclude permanent equity classification of the Public Warrants. Therefore, the Company is restating its financial statements to reclass its Public Warrants from liabilities classified to equity classified.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

GOOD WORKS ACQUISITION CORP.

By:	/s/ Fred Zeidman
Name:	Fred Zeidman
Title:	Chief Executive Officer and Co-Chairman

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